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                                                                    EXHIBIT 10.2

                                 THIRD AMENDMENT
                                       TO
                                OMNIBUS AGREEMENT

      This Third Amendment ("Amendment") is made this 30th day of September, 2002, to that certain Omnibus Agreement among The Williams Companies, Inc., Williams Energy Services, LLC, Williams Natural Gas Liquids, Inc., Williams Pipe Line Company, LLC, Williams Information Technology, Inc. (formerly Williams Information Services Corporation), Williams Energy Partners L.P., Williams GP LLC, and Williams OLP, L.P., as amended by the first amendment thereto dated January 28, 2002 and the second amendment thereto dated April 11, 2002 (the "Omnibus Agreement"). The parties hereto agree as follows:

1. Section 5.1 of the Omnibus Agreement is amended in its entirety to read as follows:

5.1 GRANT OF LICENSE. The Licensors hereby grant to each Licensee, and each Licensee hereby accepts, a non-exclusive, world-wide, non-transferable, royalty-free, perpetual license during the term of this Agreement on an "AS IS, WHERE IS" basis to use the Software under the terms and conditions provided herein. Licensors shall deliver to the Licensees the source code and all related materials, instructions and documentation included in the Software (i) existing as of this Amendment, within 10 days of the date of this Amendment; and (ii) relating to any future material enhancements, upgrades, modifications and new versions of the Software, within 10 days of their creation. The parties shall fully cooperate to facilitate such delivery in form and media useful to the Licensees.

2. Section 5.2 of the Omnibus Agreement is amended in its entirety to read as follows:

      5.2 RESTRICTIONS ON SOFTWARE. (a) Each of the Licensees agrees that it shall not sublicense, license, disclose or otherwise make available any part of the Software to any person other than: (i) each of Licensees' employees who is required to have access to the Software for the Licensees to enjoy the benefits of the Software; and (ii) each of Licensees' consultants who is required to have access to the Software for the Licensees to enjoy the benefits of the Software and who has executed a non-disclosure agreement containing obligations of confidence consistent with the restrictions set forth in this Agreement.

            (b) Each Licensee shall keep the Software in a secure environment and shall take reasonable commercial steps necessary to protect the Software, or any part thereof, from unauthorized disclosure or release.

            (c) Each Licensee shall be entitled to create a sufficient number of copies of the Software for backup, archival, maintenance, and support purposes only provided that such Licensee reproduces and applies all copyright notices and any other proprietary rights notices that appear on the original copies supplied by Licensors. The Licensees shall use the source code and related materials, instructions and documentation included in the Software and modify and create derivative works of the Software solely for the purpose of maintaining and supporting the functionality of the Software for Licensees internal business purposes.

            (d) Each of the Licensees agrees that it shall not use the Software for any development or analysis purposes whatsoever.


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            (e) Each Licensee acknowledges and agrees that Licensors shall own all intellectual property rights in and to the Software.

            (f) The foregoing notwithstanding, the Licensees may sublicense use of the object code and any enhancements, upgrades, modifications, and new versions of Automated Transportation Activity Logistics Activity System a/k/a "Atlas 2000" to Licensees' customers. Any such sublicense shall be on a non-exclusive, non-transferable basis and shall be subject to obligations of confidence consistent with the restrictions set forth in this Agreement.

2. Unless defined otherwise herein, terms used in this Third Amendment shall have the same defined meaning as set forth in the Agreement.

3. Except as expressly amended hereby, the Omnibus Agreement shall remain in full force and effect without modification.

4. (a) Negotiation of Rights of Limited Partners, Assignees, and Third Parties. The provisions of this Amendment are enforceable solely by the parties to this Amendment, and no Limited Partner, Assignee or other Person of the MLP or the OLP shall have the right, separate and apart from the MLP or the OLP, to enforce any provision of this Amendment or to compel any party to this Amendment to comply with the terms of this Amendment.

      (b) Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

      (c) Severability. If any provision of this Amendment or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Amendment and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed as of the date first above written.


                                       THE WILLIAMS COMPANIES, INC.

                                       By:
                                                --------------------------------
                                       Name:    Mark D. Wilson
                                       Title:   Vice President


                                       WILLIAMS ENERGY SERVICES, LLC

                                       By:
                                                --------------------------------
                                       Name:    Phillip D. Wright
                                       Title:   President and CEO


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                                WILLIAMS NATURAL GAS LIQUIDS, INC.

                                By:
                                         ---------------------------------------
                                Name:    Phillip D. Wright
                                Title:   President and CEO


                                WILLIAMS PIPE LINE COMPANY, LLC
                                By Williams Energy Partners L.P.,
                                   Its Managing Member
                                By Williams GP, LLC, Its General Partner

                                By:
                                         ---------------------------------------
                                Name:    Don R. Wellendorf
                                Title:   President and CEO


                                WILLIAMS INFORMATION TECHNOLOGY, INC.

                                By:
                                         ---------------------------------------
                                Name:
                                         ---------------------------------------
                                Title:
                                         ---------------------------------------


                                WILLIAMS ENERGY PARTNERS L.P.
                                By:      WILLIAMS GP LLC, its general partner

                                By:
                                         ---------------------------------------
                                Name:    Don R. Wellendorf
                                Title:   President and CEO


                                WILLIAMS OLP, L.P.
                                By:      WILLIAMS GP LLC, its general partner

                                By:
                                         ---------------------------------------
                                Name:    Don R. Wellendorf
                                Title:   President and CEO


                                WILLIAMS GP LLC

                                By:
                                         ---------------------------------------
                                Name:    Don R. Wellendorf
                                Title:   President and CEO


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